UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number,
including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits:

99.1	Press Release dated January 28, 2004 with respect to the Registrant's financial results for the quarter and year ended December 31, 2003

Item 12. Results of Operations and Financial Condition

   Attached as Exhibit 99.1 and incorporated into this item by reference is a press release issued by the Registrant on January 28, 2004 regarding its financial results for the quarter and year ended December 31, 2003. The information furnished by the Registrant pursuant to this item shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	January 28, 2004

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated January 28, 2004 with respect to the Registrant's financial results for the quarter and year ended December 31, 2003